UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

OMNIQ Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 18, 2022

Dear Stockholder:

We would like to extend a personal invitation for you to join us at the 2022 Annual Meeting of Stockholders which will be held on Thursday, December 15, 2022, at 12:00 Eastern Time at the offices of the Company, 1865 West 2100 South, Salt Lake City, Utah 84119.

Your attention is directed to the Notice of Annual Meeting of Stockholders and Proxy Statement enclosed with this letter which describes the formal business to be transacted at the meeting. If you would like another copy of this Proxy Statement, please send your request to: Niv Nissenson, Corporate Secretary, 1865 West 2100 South, Salt Lake City, Utah 84119, the offices of the Company.

At this year’s Annual Meeting, the agenda includes: (1) the election of the six (6) directors named in the accompanying Proxy Statement; (2) a proposal to ratify the appointment of our independent registered public accounting firm; and (3) to transact such other business as may properly come before the meeting.

The Board of Directors recommends that you vote FOR each of the four proposals noted above.

It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting in person. You may vote by completing, signing, dating and returning the Proxy Card that accompanies these printed materials. Submitting your vote by Proxy Card will not affect your right to vote in person if you decide to attend the meeting.

We look forward to seeing you at the 2022 Annual Meeting of Stockholder.

/s/ Shai Lustgarten
Shai Lustgarten, Chief Executive Officer
and Chairman

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OMNIQ CORP.

1865 West 2100 South

Salt Lake City, UT 84119

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO

BE HELD ON DECEMBER 15, 2022

To:	Shareholders of OMNIQ Corp.

The annual meeting of the shareholders of OMNIQ Corp. (the “Company”) will be held at the offices of the Company, 1865 West 2100 South, Salt Lake City, Utah 84119, on Thursday, December 15, 2022, at 12:00 p.m., Eastern Time, for the following purposes:

1.	To elect six (6) directors to hold office during the year following the annual meeting or until their successors are elected;

2.	To ratify the appointment of Haynie & Company as auditors of the Company for the fiscal year ending December 31, 2022; and

3.	To transact such other business as may properly come before the meeting.

The close of business on October 18, 2021, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

November 18, 2022	/s/ Shai Lustgarten
Shai Lustgarten, Chief Executive Officer and Chairman

YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope or you may submit your proxy via the Internet or by using the toll-free number provided on your proxy card. Your proxy may be revoked by you at any time before it has been voted.

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TABLE OF CONTENTS

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

Current Relationships and Related Transactions	16

Related Party Transactions	16

Anti-Hedging Policy	17

PROPOSAL 2 – RATIFICATION OF AUDITORS	17

Haynie & Company	17

Audit and Non-Audit Fees	19

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OMNIQ CORP.

1865 West 2100 South

Salt Lake City, Utah 84119

PROXY STATEMENT

Information Concerning the Solicitation

The Board of Directors (the “Board”) of OMNIQ Corp. (the “Company”) is furnishing this proxy statement for the solicitation of proxies to be used at the Annual Shareholders Meeting (the “Annual Meeting”) of the Company to be held at 12:00 p.m. Eastern Time on December 15, 2022, at the Company’s principal executive offices located at 1865 West 2100 South, Salt Lake City, Utah 84119. The proxy materials are being mailed on or about November 18, 2022 to shareholders of record on October 31, 2022. This proxy statement has been posted on the Internet and may be viewed at https://www.equitystock.com/shareholders/proxy-voting/omniq-corp.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to either (i) vote by completing and mailing the proxy card enclosed with the Proxy Materials as soon as possible, (ii) vote via the Internet in accordance with the instructions on the proxy card or (iii) vote by telephone by using the toll-free number on the proxy card. If you elect to vote using the proxy card please indicate on the card how you wish to vote, sign and send it in the enclosed envelope. If you do return the proxy card and do not indicate how you wish to vote, your proxy card will be voted as recommended by the Board of Directors.

Quorum and Voting

Only holders of our common stock and holders of our Series C preferred stock of the Company (the “Series C Preferred Stock”) on the close of business on October 31, 2022 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. Each outstanding share of Series C Preferred Stock entitles its holder to cast one-twentieth (1/20) of one vote on each matter to be voted on at the Annual Meeting. Holders of our common stock and our Series C preferred stock will vote together as a single class on all proposals to be voted on at the Annual Meeting.

As of the Record Date, there were 7,693,513 shares of the Company’s common stock, $0.001 par value per share, (the “Common Stock”) outstanding and 544,500 shares of Series C Preferred Stock, $0.001 par value per share, outstanding. As of the Record Date, there were no shares of Series A and Series B Preferred Stock of the Company issued and outstanding. All references to “stockholders” herein shall mean holders of Common Stock and Series C Preferred Stock collectively, unless otherwise stated.

A simple majority of the issued and outstanding shares of our voting capital stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting, but in no event shall a quorum consist of less than a majority of the shares required to constitute a quorum. Four directors will be elected by the Company’s shareholders of record at the Annual Meeting. Our Common Stock and Series C Preferred Stock, respectively, do not contain cumulative voting rights. The election of directors will be by the vote of a plurality of votes cast in person or by proxy at the Annual Meeting at which a quorum is present. The ratification of auditors will require the vote of a simple majority of the shares of our voting capital stock present at the Annual Meeting by person or proxy. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the Annual Meeting.

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If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, and “FOR” the appointment of Haynie & Company as the Company’s independent registered public accounting firm.

A shareholder submitting a proxy prior to the Annual Meeting may revoke the proxy at any time before the shares subject to it are voted by (i) sending a written statement to that effect to the Secretary of the Company, (ii) submitting a valid proxy having a later date, or (iii) voting in person at the Annual Meeting.

You may receive more than one copy of the proxy materials, this Proxy Statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a copy of the proxy materials and a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this proxy statement, the persons named in the proxy will have full discretionary authority to vote.

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT

AND SIGNIFICANT SHAREHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s Common Stock by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of the Record Date. In addition, the table provides information concerning the current beneficial owners, if any, known to the Company to hold more than five percent (5%) of the outstanding Common Stock of the Company.

The amounts and percentage of stock beneficially owned are reported based on regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after October 31, 2022. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which he has no economic interest. The percentage of Common Stock beneficially owned is based on 7,693,513 shares of Common Stock outstanding as of the October 31, 2022.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Shares Outstanding
Shai Lustgarten (Chairman and CEO) (1)	1,403,217	13.46%
Andrew MacMillan (2)	71,496	0.69%
Yaron Shalem (6)	71,525	0.69%
Neev Nissenson (CFO) (5)	132,289	1.27%
All Executive Officers and Directors as a group (4 individuals)	1,678,527	16.10%
David Marin (3)	127,125	1.22%
Carlos Nissenson (4)	969,667	9.30%

1.	Includes 484,050 shares issuable upon the exercise of options. Also includes (i) 746,808 shares and (ii) 33,333 shares issuable upon the exercise of warrants held by Walefar Investments Ltd., which is beneficially owned by Mr. Lustgarten.

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2.	Includes 52,500 shares issuable upon the exercise of options. Also includes (i) 18,996 shares

3.	Includes 127,125 shares issuable upon the conversion of preferred stock and the exercise of warrants. The address of the shareholder is 12272 Monarch Street, Garden Grove, CA 92841.

4.	The address of the shareholder is Vasili Michailidi 9, 3206 Limassol, Cyprus. Includes 729,308 shares held by Campbeltown Consulting Ltd., which is beneficially owned by Mr. Carlos J. Nissensohn. Also includes (i) 57,026 shares. Also includes 183,333 shares underlying option and warrants.

5.	Includes 105,000 shares issuable upon exercise of options. Also includes (i) 27,289 shares

6.	Includes 52,500 shares issuable upon the exercise of options. Also includes (i) 19,025 shares

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

PROPOSAL ONE – ELECTION OF DIRECTORS

Six (6) directors will be elected at the Annual Meeting to serve for one-year terms expiring on the date of the Annual Meeting in 2023. All directors will be elected by holders of the Company’s Common Stock and Series C Preferred Stock. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE FOUR NOMINEES FOR DIRECTOR NAMED IN PROPOSAL ONE.

Information Concerning Nominees

The following is information concerning nominees for election as directors of the Company as of the Record Date. Shai Lustgarten, Neev Nissenson, Andrew J. MacMillan, Yaron Shalem, and Guy Elhanani are all presently directors of the Company.

Shai Lustgarten, 51, was appointed the Company’s CEO in April 2017 and served as the Company’s interim CFO from December 2018 through September 4, 2019. Mr. Lustgarten had been the Chief Executive Officer of Teamtronics, Inc. beginning June 2016. Teamtronics manufactures rugged computers and electronic equipment mainly used in the Gas and oil industry. From 2014 to 2017, Mr. Lustgarten was the Chief Executive Officer at Micronet Limited Inc., a developer and manufacturer of mobile computing platforms for integration into fleet management and mobile workforce solutions listed on the Tel Aviv Stock Exchange. From 2013 to 2014, Mr. Lustgarten served as EVP Business Development and Head of the Aerospace and defense Division of Micronet EnertecTechnologies, a technology company listed on the NASDAQ Capital Market. From 2009 to 2013 Mr. Lustgarten was VP of Sales, Marketing and CMO of TAT Technologies, a world leading supplier of electronic systems to the commercial and defense markets, from. His prior experience also includes serving as CEO of T.C.E. Aviation Ltd. in Belgium and serving from 1993 to 1997 as the assistant to the Military Attaché at the Embassy of Israel in Washington, DC from. He received his Bachelor of Science degree in Business Management & Computer Science from the University of Maryland.

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Neev Nissenson, 43, was appointed as a director of the Company in April 2017 and was appointed as our CFO on September 5, 2019, effective October 10, 2019. He is an experienced entrepreneur and financial officer. In 2015, Mr. Nissenson founded Hotwine, Inc., a California based wine startup company. Since August 2016 and until October 10, 2019, Mr. Nissenson served as the Chief Financial Officer of Hypnocore, Ltd., an Israeli based startup company that develops mobile applications for sleep monitoring and therapy. During 2011 to 2015, Mr. Nissenson was the Chief Financial Officer of GMW, Inc., a high-end wine retailer from Napa, California. Before that, Mr. Nissenson served as the Vice President from 2006 to 2011 and the Chief Financial Officer from 2009 to 2011 at Phoenix International Ventures, Inc., an aerospace defense company. Mr. Nissenson was also a member of the Municipal Committee for Business from 2004 to 2007 and a member of Municipal Committee for Street Naming from 2005 to 2007 in the City of Herzliya, Israel. He is also an armored platoon commander in the Israeli Defense Forces (Reserve) Armored Corps with a rank of Captain. Mr. Nissenson graduated from Tel Aviv University in 2005 with a B.A. majoring in General History and Political Science. In 2007, he graduated from the Hebrew University with an Executive Master’s degree in Business Administration specializing in Integrative Management.

Andrew J. MacMillan, 74, was appointed as a director of the Company in April 2017. He is a corporate communications professional with 20 years of corporate communications experience in the global securities industry, plus 18 years of direct investment banking and related experience. He was a director of NTS, Inc. since December 20, 2012 and since December 27, 2012 served as the Chairman of its Nominating and Corporate Governance Committee until NTS’ sale to a private equity firm in June 2014. Since 2010, Mr. MacMillan has served as an independent management consultant providing marketing and communications advisory to clients. Prior to that from 2007 until 2010, Mr. MacMillan served as Director, Global Communications & Marketing of AXA Rosenberg, a leading equity asset management firm. Prior to that, Mr. MacMillan served in a variety of corporate communication roles including Senior Vice President of Corporate Communications & Government Affairs at Ameriprise Financial, Head of Corporate Communications (Americas) at Barclays Capital, Senior Vice President of Corporate Communications of The NASDAQ Stock Market and Director of Corporate Communications at Credit Suisse First Boston. Mr. MacMillan previously served as an investment banker, acquisition officer, and consultant directly involved with capital raising, acquisitions, and financial feasibility studies. Mr. MacMillan holds a BS in Industrial Engineering from the University of Iowa and a Masters in Business Administration from Harvard.

Yaron Shalem, 49, was appointed as a director of the Company in April 2017. He has extensive experience in financial and business management. Mr. Shalem has served as the Chief Financial Officer at Saga Foundation since January 2018. Prior to that Mr. Shalem served as the Chief Financial Officer at Singulariteam VC since January 2014 till January 2018. He also worked as the Chief Financial Officer at Mobli Media Inc. from January 2014 to December 2016. Mr. Shalem’s experience also includes serving as the Chief Financial Officer of TAT Technologies Ltd., a NASDAQ listing company, from April 2008 to December 2013. Mr. Shalem is a CPA in Israel. He received his B.A. in Economy & Accounting from Tel Aviv University in 1999 and an MBA degree from Bar-Ilan University 2004.

Guy Elhanani, 47, was appointed as a director of the Company in August 2021. He is a qualified CFO with experience leading financial strategies to facilitate a company’s growth plans. Mr. Elhanani has been the CFO and a partner of Singulariteam VC, a venture capital firm, since 2017. Mr. Elhananai has been the CFO of Sirin Labs since 2017. Sirin Labs is a multinational, high-tech company specializing in secured mobile phones. From 2015 to 2017, Mr. Elhanani was the CFO of SalesTech, an online internet technology servicing company. Mr. Elhanani has also served as the CFO of other companies, including: Micronet Ltd. (2012-2015); InterLogic Ltd. (2007-2012); and Finotec Group Inc. (2006-2007). From 2003 to 2006, Mr. Elhanani was the corporate controller of On Track Innovations Ltd. From 1999 to 2003, Mr. Elhanani was a senior auditor at Kesselman and Kesselman (PWC Israel). Mr. Elhanani was a lecturer at IVC College in Israel from 2014 to 2018 and at Hebrew University in Jerusalem from 2001 to 2003. Mr. Elhanani has also served as a board member for various companies, including: General Robotics (2017-Present); Effective Space Solutions (2017-Present); Octopus Systems (2017-Present); and Infinity AR (2017-2019). Mr. Elhanani received a B.A. in Accounting and Economics, and a Master of Business Administration, specializing in finance, from Hebrew University.

Mina Teicher, 72, is the former Chief Scientist of the Israel government. She is a leading mathematician specializing in Algebraic Geometry and applications to computer vision, cryptography, cyber security, neuroscience, neuro-medical devices, and complex societal systems, such as financial markets and health systems. She earned a PhD in Mathematics from Tel Aviv University and a postdoctoral fellowship from the Institute for Advanced Study in Princeton. She published 140 scientific papers, wrote 5 books, mentored 80 students (Master, PhD, and postdocs) in Israel and the USA, organized 20 international conferences, and won prestigious invitations to deliver lectures, numerous awards, and highly competitive research grants (in Israel, Germany, Italy, the European Union, the USA and China).

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Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

We believe that Mr. Lustgartens’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Lustgarten has served with public companies in the technology sector over the years. Mr. Lustgarten has experience with companies of a size similar to the Company’s, as well as banking, financial, and board of director experience.

We believe that Mr. MacMillan’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. MacMillan has served with public and private companies over the years. Mr. MacMillan has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and investment banking experience.

We believe that Mr. Nissenson’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Nissenson has served with public and private companies over the years. Mr. Nissenson has experience with companies of a size similar to the Company’s, as well as banking, financial, and accounting experience.

We believe that Mr. Shalem’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Shalem has served with public and private companies over the years. Mr. Shalem has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

We believe that Mr. Elhanani’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Elhanani has served with public and private companies over the years. Mr. Shalem has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience

We believe that Ms. Teicher’s diverse experience qualifies her to serve on the Board. In particular, Ms. Teicher has specialized in algebraic geometry and applications to computer vision, cryptography, cyber security, neuroscience, neuro-medical devices, and complex societal systems, such as financial markets and health systems.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Our Board currently consists of six members, Shai Lustgarten, Neev Nisenson, Andrew J. MacMillan, Yaron Shalem, Guy Elhanani and Itzhak Almog. Mr. Lustgarten also serves as our Chief Executive Officer and Chairman, and Neev Nissenson also serves as our Chief Financial Officer.

One of the key functions of our Board is to provide oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees—the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee.

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Director Independence

Pursuant to Item 407(a)(1)(ii) of Regulation S-K promulgated under the Securities Act, we have adopted the definition of “independent director” as set forth in Rules 5000(a)(19) and 5605(a)(2) of the rules of the Nasdaq Stock Market. The Board determined that Mr. Andrew J. MacMillan, Mr. Yaron Shalem, Mr. Guy Elhanani, and Mr. Itzhak Almog qualify as “independent directors” pursuant to such rules. In addition, the Board has determined that Mina Teicher would qualify as an “independent director” pursuant to such rules.

We intend that a majority of our directors will be independent directors if and when we elect to seek a listing on a national securities exchange we may add an additional independent director.

Meetings

Our Board of Directors met four (4) times during 2021. Each member of our Board of Directors attended 100% of the total number of meetings of our during 2021.

Board Committees

We have three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee. We believe that all members of our Board of Directors have been and remain qualified to serve on the committees of our Board and have the experience and knowledge to perform the duties required of the committees.

We intend to comply with the corporate governance requirements imposed by a national securities exchange if and when we elect to seek a listing on a national securities exchange.

Audit Committee

The Audit Committee consists of Mr. Yaron Shalem and Mr. Andy MacMillan, whereby Mr. Shalem is the Chairperson. Our Board has determined that Mr. Shalem qualifies as an “audit committee financial expert,” as defined under the rules of the SEC.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling the Board’s oversight responsibility relating to:

●	the integrity of the Company’s financial statements and the related public reports,
●	disclosures and regulatory filings in which they appear;
●	the systems of internal control over financial reporting, operations, and legal/regulatory compliance;
●	the performance, qualifications and independence of the Company’s independent accountants;
●	the performance, qualifications and independence of the Company’s internal audit function, and
●	compliance with the Company’s ethics policies and applicable legal and regulatory requirements.

Our Audit Committee charter is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance”.

Report of the Audit Committee

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

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Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

●	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2021;

●	has discussed with Hayne & Company, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●	has received the written disclosures and the letter from Haynie & Company required by PCAOB Rule 3526, as modified or supplemented, and has discussed with Hayne & Company the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of Haynie & Company as our independent registered public accountants for 2022.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Yaron Shalem (Chairman)

Andrew J. MacMillan

Compensation Committee

The Compensation Committee consists of Mr. Andrew J. MacMillan, and Mr. Yaron Shalem. Mr. MacMillan serves as Chairperson

The Compensation Committee’s responsibilities include, among others:

●	approve annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer and/or President, evaluate at least annually the Chief Executive Officer’s and/or President’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s and/or President’s compensation level based on this evaluation;
●	review matters relating to executive succession and management development;
●	formulate, evaluate, and approve compensation for the Company’s officers;
●	formulate, evaluate, and approve cash incentives and deferred compensation plans for executives;
●	formulate, approve, and administer and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans; and
●	approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with Company executives

The Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities.

Our Compensation Committee charter is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance”.

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Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee consists of Andrew J. MacMillan, and Yaron Shalem. Andrew J. MacMillan is the Chairman.

The Corporate Governance/Nominating Committee’s responsibilities include, among others:

●	develop and oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

●	establish procedures for the director nomination and to determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

●	identify and screen individuals qualified to become members of the Board, consistent with the above criteria, considering any director candidates recommended by the Company’s stockholders;

●	oversee a process for an annual evaluation of the Company’s Chief Executive Officer and/or President; and

●	develop and oversee a process for an annual evaluation of the Board and its committees, including a formal assessment of each individual director.

Our Corporate Governance/Nominating Committee charter is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance”.

Board Leadership Structure

The positions of our principal executive officer and the Chairman of our Board of Directors are served by one individual, Shai Lustgarten. We have determined that the leadership structure of our Board of Directors is appropriate, especially given the early stage of our development and the size of our Company.

The Board of Directors oversees our exposure to risk through its interaction with management and receipt from management of periodic reports outlining matters related to financial, operational, regulatory, legal and strategic risks. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

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COMPENSATION OF DIRECTORS AND OFFICERS

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934 and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this proxy statement.

Executive Compensation

The table below shows the compensation for services in all capacities we paid during the year ended December 31, 2021 to the individuals serving as our principal executive officers during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards	All Other Compensation	Total
In thousands
Shai Lustgarten	2021	583	-	-	-	432	$1,015
Chief Executive Officer	2020	523	-	-	1,136	9	$1,668

Neev Nissenson	2021	170	167	-	-	18	$355
Chief Financial Officer	2020	180	-	-	198	-	$378

Bonuses

Any bonuses granted in the future will relate to meeting certain performance criteria that are directly related to areas within the named executive’s responsibilities with the Company. As we continue to grow, more defined bonus programs may be established to attract and retain our employees at all levels.

Employment Contracts

In February 2020, we entered into an employment agreement with Mr. Lustgarten, the Company’s Chief Executive Officer, (the “Lustgarten Agreement”) pursuant to which Mr. Lustgarten shall continue to serve as the Company’s Chief Executive Officer. The Lustgarten Agreement has a four (4) year term and automatically renews for additional one (1) year periods unless either party elects to terminate the Lustgarten Agreement. Pursuant to the Lustgarten Agreement, the Company shall pay Mr. Lustgarten an annual base salary of $560,000. Mr. Lustgarten shall also be eligible to receive i) equity awards pursuant to the Company’s 2018 Equity Incentive Plan and the 2020 Equity Incentive Plan and ii) certain milestone bonuses as set forth in the Lustgarten Agreement. In the event Mr. Lustgarten’s employment is terminated by Mr. Lustgarten for good reason, or terminated by the Company without cause, Mr. Lustgarten shall be entitled to the greater of (i) the unpaid base salary or (ii) one (1) year’s base salary.

In September 2019, the Company and HTS Image Ltd., a wholly owned subsidiary, entered into an employment agreement with Mr. Neev Nissenson to serve as the Chief Financial Officer of each the Company and HTS Image Ltd., effective October 10, 2019, pursuant to which the Company shall pay Mr. Neev Nissenson a monthly base salary of NIS (New Israeli Shekels) 44 thousand. Mr. Nissenson is eligible to earn certain bonuses upon the Company’s achievement of certain performance milestones as set forth in his employment agreement. Mr. Nissenson’s employment agreement has an initial term of two (2) years and shall automatically renew for one (1) year periods. As consideration and pursuant to the Company’s 2018 Equity Incentive Plan, the Company issued to Mr. Nissenson an option to purchase 35,000 shares of the Company’s common stock at an exercise price of $5.00 per share. Mr. Nissenson is eligible to receive equity awards pursuant to the 2020 Equity Incentive Plan.

In February 2020, OMNIQ entered into a consulting agreement with Mr. Carlos J. Nissensohn and/or an entity under his control, a consultant to the Company and principal stockholder, (the “Nissensohn Agreement”) pursuant to Mr. Carlos J. Nissensohn and/or an entity under his control will provide certain consulting services to the Company. The Nissensohn Agreement has a four (4) year term and automatically renews for additional one (1) year periods unless either party elects to terminate the Nissensohn Agreement. Pursuant to the Nissensohn Agreement, we will pay Mr. Nissensohn a monthly fee of $30,000. Mr. Nissensohn shall also be eligible to receive certain milestone bonuses as set forth in the Nissensohn Agreement. Mr. Nissensohn is a principal stockholder of the Company. Mr. Carlos J. Nissensohn is the father of Neev Nissenson, our CFO and board member.

At the sole discretion of our Board of Directors, all officers are entitled to merit-based cash and equity bonuses.

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Outstanding Equity Awards

The following chart sets forth all outstanding equity awards to Named Executive Officers of the Company as of December 31, 2021. All awards are in the form of options to purchase Common Stock of the Company.

OUTSTANDING EQUITY AWARDS

	Number of	Number of
	Securities	Securities
	underlying	underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($/Sh)	Date

Shai Lustgarten	76,033	None	1.80	2/17/2022
Shai Lustgarten	38,017	None	1.50	2/17/2022

Shai Lustgarten	100,000	None	2.40	3/5/2023
Shai Lustgarten	30,000	None	5.40	11/30/2023
Shai Lustgarten	76,667	153,333	4.84	9/30/2030

Neev Nissenson	20,000	None	2.40	3/5/2023
Neev Nissenson	10,000	None	5.40	11/30/2023
Neev Nissenson	8,750	26,250	5.00	7/31/2023
Neev Nissenson	13,333	26,667	4.40	9/30/2030

Certain columnar information required by Item 402(p)(2) of Regulation S-K has been omitted for categories where there was no compensation awarded to, or paid to, the named directors during the year ended December 31, 2021.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the Common Stock of the Company authorized for issuance under the Company’s equity compensation plans as of December 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,938,229	5.91	1,483,856

Total	2,938,229	5.91	1,483,856

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Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards	Option(1) Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
In thousands
Andrew MacMillan (1)	2021	24	-	-	-	-	-	24
	2020	-	-	10	-	-	-	10
Yaron Shalem (1)	2021	24	-	-	-	-	-	24
	2020	24	-	10	-	-	-	34
Guy Elhanani	2021	8	-	-	-	-	-	8
Itzhak Almog	2021	8	-	-	-	-	-	8

1.	The fair value of the options awarded to Mr. MacMillan and Mr. Shalem in 2020 was determined to be $100 thousand, respectively using the Black-Scholes Option Pricing Model, which uses certain assumptions related to risk-free interest rates, expected volatility, expected life of the stock options or warrants, and future dividends

There are no agreements or arrangements by which any directors or nominees are to receive compensation or other payments from third parties in return for serving on the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of such forms furnished to the Company, the Company believes that during calendar year 2021, all Section 16(a) filing requirements applicable to the officers, directors and ten-percent beneficial shareholders were satisfied.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) in order to: (a) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (b) promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (c) promote compliance with applicable governmental laws, rules and regulations; (d) promote the protection of Company assets, including corporate opportunities and confidential information; (e) promote fair dealing practices; (f) deter wrongdoing; and (g) ensure accountability for adherence to the Code. All directors, officers and employees of the Company are required to be familiar with the Code, comply with its provisions and report any suspected violations.

The Code is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

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Insider Trading Policy

Our Board adopted an insider trading policy that applies to all of its directors, officers and employees including our principal executive officer, principal financial officer, and principal accounting officer that applies to all trading except the exercise of stock options for cash under our stock option plan and the purchase of shares under an employee stock purchase plan, should we adopt such a plan. The insider trading policy addresses trading on material nonpublic information, tipping, confidentiality, 10b5-1 programs, disciplinary actions, trading windows, pre-clearance of trades, prohibition against short swing profits and individual responsibilities under the policy.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

Potential Payments Upon Termination or Change In Control

The employment agreement for our named executive officer generally provides that in the event of termination of such executive’s employment for any reason, or if the executive resigns, the Company is required pay certain separation benefits, including (i) unpaid annual salary earned through the termination date; (ii) unused vacation; (iii) accrued and unpaid expenses; and (iv) other vested and accrued benefits to which he is entitled under the Company’s employee benefit plan. In the event the executive voluntarily resigns for “good reason” (as defined in each executive’s respective Employment Agreement) or the Company terminates their employment for any reason other than for cause (as defined in each executive’s respective Employment Agreement), the Company will be required to pay certain termination benefits, including (i) a lump sum payment equal to the greater of (A) unpaid annual salary through the end of the Initial Term or Renewal Term (as those terms are defined in each executive’s respective Employment Agreement) or (B) two years of annual salary and (ii) COBRA reimbursement.

Certain Relationships and Related Transactions

Related Party Transactions

We describe below all transactions and series of similar transactions, other than compensation arrangements, since January 1, 2020, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or

●	any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest

2020

In February 2020, OMNIQ entered into a consulting agreement with Mr. Carlos J. Nissensohn and/or an entity under his control, a consultant to the Company and principal stockholder, (the “Nissensohn Agreement”) pursuant to Mr. Carlos J. Nissensohn and/or an entity under his control will provide certain consulting services to the Company. The Nissensohn Agreement has a four (4) year term and automatically renews for additional one (1) year periods unless either party elects to terminate the Nissensohn Agreement. Pursuant to the Nissensohn Agreement, we will pay Mr. Nissensohn a monthly fee of $30,000. Mr. Nissensohn shall also be eligible to receive certain milestone bonuses as set forth in the Nissensohn Agreement. Mr. Nissensohn is a principal stockholder of the Company. Mr. Carlos J. Nissensohn is the father of Neev Nissenson, our CFO and board member.

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Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote significant attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Anti-Hedging Policy

We have not established any sort of anti-hedging policy that would prohibit our executive officers and Directors from hedging the economic interest of their stock ownership and holding shares of the Company’s common stock in a margin account or pledging shares as collateral for a loan.

PROPOSAL TWO – RATIFICATION OF AUDITORS

Our Board has selected Haynie & Company as the independent auditor to perform the audit of our consolidated financial statements for 2022. Haynie & Company is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of Haynie & Company as our independent auditor for 2022. Although not required by law or our Amended and Restated Bylaws, our Board of Directors is submitting the selection of Haynie & Company to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Haynie & Company is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Haynie & Company

On June 6, 2019, the Board authorized management of the Company to engage Haynie & Company as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. On June 6, 2019, the Company entered into an engagement agreement with Haynie & Company to provide audit services for the year ending December 31, 2019.

During the fiscal years ended December 31, 2021, and 2020, neither the Company nor anyone acting on its behalf consulted with Haynie & Company regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee and Board of Directors has selected and approved Haynie & Company as the independent registered public accounting firm to audit our financial statements for the Company’s fiscal year ended December 31, 2022, subject to ratification by the shareholders at the Annual Meeting.

During the Company’s fiscal year ended December 31, 2021, there were no disagreements with Haynie & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, management determined a material weakness in in our controls related to segregation of duties and other immaterial weaknesses in several areas of data management and documentation.

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The Company maintains “disclosure controls and procedures”, as such terms are defined under Exchange Act Rule 13a-15(e), that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Principal Accounting Officer, as appropriate, to allow timely decisions regarding required disclosures. The Company acknowledges that any controls and procedures can provide only reasonable assurances of achieving the desired control objectives.

We have carried out an evaluation as required by Rule 13a-15(d) under the supervision of and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedure as of December 31, 2021. Based upon their evaluation, the Chief Executive Officer and Principal Accounting Officer concluded that, as of December 31, 2021, the Company’s disclosure controls and procedures were not effective. Although we have determined that the existing controls and procedures are not effective, the deficiencies identified have not been deemed material to our reporting disclosures.

Management’s Report on Internal Controls over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). Internal control over financial reporting refers to the process designed by, or under the supervision of, our principal executive officer and principal financial officer, and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Internal control over financial reporting cannot provide absolute assurance of achieving their objectives. Internal control over financial reporting is a process that involves human diligence and compliance and is subject to lapses in judgement and breakdowns resulting from human failures. Due to their inherent limitations, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. It is possible to design safeguards to reduce, but not eliminate, this risk. Management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company.

Management has used the framework set forth in the report entitled Internal Control—Integrated Framework published by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework), known as COSO, to evaluate the effectiveness of our internal control over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Based on such evaluation, our CEO concluded that, as of December 31, 2021, our internal controls over financial reporting were not effective.

As a result of our evaluation, we identified a material weakness in our controls related to segregation of duties and other immaterial weaknesses in several areas of data management and documentation.

The Company’s management is composed of a small number of professionals resulting in a situation where limitations on segregation of duties exist. Accordingly, as a result of the material weakness identified above, we have concluded that the control deficiencies result in a reasonable possibility that a material misstatement of the annual or interim financial statements may not be prevented on a timely basis by the Company’s internal controls. The Company continues to employ and refine a structure in which critical accounting policies, issues and estimates are identified, and together with other complex areas, are subject to multiple reviews by executives. In addition, the Company evaluates and assesses its internal controls and procedures regarding its financial reporting, utilizing standards incorporating applicable portions of the Public Company Accounting Oversight Board’s 2009 Guidance for Smaller Public Companies in Auditing Internal Controls Over Financial Reporting as necessary on an on-going basis. The Company has hired additional finance department staff during the year ending December 31, 2021, which allows for a higher level of segregation and improve the Company’s overall compliance with COSO but the deficiency is still present. The hiring of additional staff is dependent upon the Company obtaining sufficient cash flows from operations or financings.

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While the material weakness set forth above were the result of the scale of the Company’s operations and is intrinsic to its small size, the Company believes the risk of material misstatements relative to financial reporting are minimal.

During the Company’s fiscal years ended December 31, 2021 and December 31, 2020, the auditors informed the Company that there had not been any reportable events.

Audit and Non-Audit Fees

Our Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent auditor. It is the policy of our Audit Committee to pre-approve all audit and non-audit services provided by our independent registered public accountants. On June 6, 2019, the Company entered into an engagement agreement with Haynie & Company to provide audit services for the year ending December 31, 2019. Our Audit Committee has considered whether the provision by Haynie & Company of services of the varieties described below is compatible with maintaining the independence of Haynie & Company. Our Audit Committee believes that Haynie & Company only provided audit services. We use another firm to provide tax compliance services.

	Fiscal Year Ended
	December 31,
In thousands	2021	2020
Audit fees	$182	$181
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Totals	$182	$181

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” SUCH RATIFICATION.

Shareholder Proposals for 2023 Proxy Statement

Under the procedures established by the Securities and Exchange Commission, certain requirements exist for submitting shareholder proposals for inclusion at an annual meeting. Among other things, a shareholder must give written notice of the proposal to the Secretary of the Company not less than 120 days nor more than 150 days prior to the one-year anniversary of the date of mailing proxies for the prior year’s annual meeting, provided, however, that if the date of the next annual meeting is moved by more than thirty (30) days from the date of this year’s annual meeting, shareholders must give written notice a reasonable time before the Company begins to print and send its proxy materials for such annual meeting. Delivery to the Secretary shall be by hand or by certified or registered mail, return receipt requested.

Additionally, our Amended and Restated Bylaws provide the requirements for the calling of a special meeting. The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman, President, any Vice President or the Secretary of the Company.

Proposals by shareholders for inclusion in the Company’s proxy statement and form of proxy relating to the 2023 Annual Meeting of Shareholders, which is tentatively scheduled to be held on September 30, 2023, should be addressed to the Secretary, OMNIQ Corp., 1865 West 2100 South, Salt Lake City, Utah 84119, and must be received at such address no earlier than April 30, 2023 and no later than June 2, 2023, unless the date of the 2023 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s meeting, in which case then the proposal must be received a reasonable time before the Company begins to print and send its proxy materials

Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail return receipt requested.

Proxy Statement and Annual Report Delivery

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more shareholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

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Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. If, at any time, you and another shareholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

You may request to receive at any time a separate copy of our annual report or proxy statement, or notify the Company that you do or do not wish to participate in householding by sending a written request to the Corporate Secretary at 1865 West 2100 South, Salt Lake City, Utah 84119 or by telephoning (714) 899-4800.

Stockholder Communications

There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. The Board does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because it believes that, given the limited scope of the Company’s operations, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level. There are no specific, minimum qualifications that the Board believes must be met by a candidate recommended by the Board. The Board may consider the diversity of qualities and skills of a nominee, but the Board has no formal policy in this regard. Currently, the entire Board decides on nominees, on the recommendation of any member of the Board followed by the Board’s review of the candidates’ qualifications and interview of candidates. Based on the information gathered, the Board then makes a decision on whether to recommend the candidates as nominees for director. The Company does not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

The Company does not have any restrictions on stockholder nominations under its Certificate of Incorporation or Amended and Restated Bylaws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules, to the extent such rules are or become applicable. The Board will consider suggestions from individual stockholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. There are no formal criteria for nominees

Dated: November 18, 2022

BY ORDER OF THE
BOARD OF DIRECTORS

/s/ Shai Lustgarten
Shai Lustgarten, Chief Executive Officer and Chairman

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This proxy is solicited on behalf of the Board of Directors

OMNIQ CORP.

1865 West 2100 South, Salt Lake City, UT 84119

VOTE BY INTERNET - proxyvote.equitystock.com
Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on December 14, 2022. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL
Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL
Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

The undersigned hereby appoints Shai Lustgarten, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common stock, of OMNIQ CORP. (the Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders, to be held at 12:00 p.m., Eastern Time, on December 15, 2022 at the Company office located at 1865 West 2100 South, Salt Lake City UT 84119, and any and all adjournments or postponements thereof (the "Meeting"), on the proposals set forth below and any other matters properly brought before the Meeting.

The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of each of the 6 (six) Directors

Nominees::		For	Withhold
	1a. Shai Lustgarten	☐	☐
	1b. Neev Nissenson	☐	☐
	1c. Andrew J. MacMillan	☐	☐
	1d. Yaron Shalem	☐	☐
	1e. Guy Elhanani	☐	☐
	1f. Mina Teicher	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date